UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Final Order entered by the United States Bankruptcy Court

ITEM 8.01 OTHER EVENTS
As previously reported in Delphi Corporation’s (“Delphi”) Quarterly Report on Form 10-Q for the period ended March 31, 2007, on May 1, 2007 Delphi received conditional funding waivers from the Internal Revenue Service (“IRS”) related to the funding of the Delphi Hourly-Rate Employees Plan (the “Hourly Plan”) and the Delphi Retirement Program for Salaried Employees (the “Salaried Plan” and together with the Hourly Plan, the “Plans”), which would allow Delphi to defer funding contributions due on June 15, 2007 under the Internal Revenue Code of 1986 and the Employee Retirement Income Security Act (“ERISA”) until the date on which Delphi emerges from chapter 11 of the United States Bankruptcy Code, provided such date occurs no later than November 15, 2007. On May 31, 2007, the United States Bankruptcy Court for the Southern District of New York (the “Court”) granted Delphi’s motion seeking authority to secure the conditional funding waivers from the IRS. Pursuant to the conditions of the waivers, Delphi will provide to the Pension Benefit Guaranty Corporation letters of credit in favor of the plans in the amount of $100 million to support funding obligations under the Hourly Plan and $50 million to support funding obligations under the Salaried Plan, which letters of credit expire once Delphi satisfies its contribution requirements upon emergence from chapter 11.
Pursuant to the waivers, Delphi will be required to make cash contributions to the Plans sufficient to satisfy ERISA funding minimums after giving effect to an anticipated transfer of up to $1.5 billion of unfunded benefit liabilities from the Hourly Plan to a pension plan sponsored by General Motors Corporation (“GM”), which transfer Delphi anticipates making upon emergence from chapter 11. Delphi also will be required to make cash contributions of at least $20 million to the Hourly Plan for the plan year ending September 30, 2007, which among other things would settle all potential claims the IRS may have against Delphi for excise taxes related to plan funding deficiencies carried over from the plan year ending September 30, 2005. Delphi currently expects that its pension contributions for the plan year ending September 30, 2007, which will be paid upon emergence from chapter 11 will approximate $1.3 billion, after giving effect to the anticipated transfer of unfunded benefit liabilities to GM. The waivers are subject to certain additional conditions, including the timing of Delphi’s filing of a plan of reorganization and ultimate emergence from chapter 11. The foregoing is a summary only and is qualified in its entirety by the terms of the waivers and the order of the Court, which are included as Exhibit 99(a) to this Current Report on Form 8-K and incorporated herein by reference.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; the Company’s ability to satisfy the terms and conditions of the Equity Purchase and Commitment Agreement (including the Company’s ability to achieve consensual agreements with GM and its U.S. labor unions on a timely basis that are acceptable to the Plan Investors in their sole discretion); the Company’s ability to satisfy the terms and conditions of the Plan Framework Support Agreement; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan (including the transformation plan described in Item 1. Business “Potential Divestitures, Consolidations and Wind-Downs” of the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC) and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company's quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits. The following exhibits are being filed as part of this report.

Exhibit
Number	Description
99(a)	Final Order entered by the United States Bankruptcy Court for the Southern District of New York on May 31, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DELPHI CORPORATION
           (Registrant)
Date:    June 4, 2007

By: /s/ JOHN D. SHEEHAN John D. Sheehan, Vice President and Chief Restructuring Officer